Shareholder Letter Q1 2022 MAY 10, 2022

To Our Shareholders: For the past 18 years, we have been shepherding a new category into existence. We believe this category will change the way we connect with others in profound ways. And while our growth over the past few years has been impressive, we have much in front of us. Over the past two quarters we launched a number of notable innovations. Spatial Voice now allows users to communicate directly via speech in a manner that emulates what one would expect in the real world. Roblox users also now have dramatically more choice and fidelity in the expression of their avatars via Layered Clothing, which allows mixing and matching of items from the catalog (layering) while also setting the ground- work for much greater choice in avatar body shape and style. We have made a number of notable innovations in user safety, through a new age verification system (critical for spatial voice), significant improvements to cross-device login (boosting retention), and advances in our machine learning models that dramatically enhance our confidence in the identification of egregious content and our ability to automatically remove it. We also launched a number of innovations to support the growth of our platform world- wide. Our native deep learning text translation engine, Roblox Translate, is live and translating content in 13 dierent languages. Building our own solution has yielded notable improvements in translation quality and, consequently, user engagement. De- ployment of a datacenter in India has dropped latencies by 50% in that important market, realizing an almost immediate and very notable increase in user engagement. We will continue to be unrelenting in our focus on innovation, as is hinted at by some of our recent beta releases. Our public beta of Custom Materials, based on physically based rendering, will enable significant gains in the realism of places and items in our experiences while preserving creator control. We also took the first steps, via an open beta in Roblox Studio, to fundamentally change how users communicate emotion and expression via Dynamic Heads. We capture real-time facial expressions from a user’s camera, and translate that expression directly onto their avatar. We believe the future size of the human co-experience / metaverse category is profoundly large, but will only be realized through an unrelenting focus on invention and innovation.

Now let’s focus on our key operating metrics. Daily Active Users (DAUs) DAUs in Q1 of 2022 were 54.1 million, an all-time high, and up 28% over Q1 of last year. In April 2022, DAUs totaled 53.1 million, up 23% over April 2021. To put recent growth in context, in the four quarters leading up to COVID (Q2 2019 - Q1 2020), DAUs grew at an average of 46% annually. That rate nearly doubled for the first four quarters aected by COVID (Q2 2020 - Q1 2021) when users grew at an average of 91%, and in the subsequent four quarters lapping COVID (Q2 2021 - Q1 2022) DAUs grew on average at 30%. In the three years between Q1 2019 and Q1 2022, DAUs grew by 51% compounded. Hours Engaged Hours Engaged in Q1 of 2022 totaled 11.8 billion, which is a quarterly record and is up 22% over Q1 of 2021. In April 2022, Hours Engaged were 3.8 billion, up 18% over April 2021. Again, to put that growth in context, in the four quarters leading up to COVID, Hours Engaged on Roblox grew an average of 50%; in the first four quarters aected by COVID, year over year engagement growth averaged 131%; and in the subsequent four quarters lapping COVID, hours grew by 23%. In the three years between Q1 2019 and Q1 2022, Hours Engaged grew by 58% com- pounded. Bookings In Q1 2022, bookings totaled $631.2 million which was 3% lower than Q1 2021. In April 2022, bookings were between $221 million and $224 million, 8% to 10% lower than in April 2021. As expected, however, the April 2022 bookings growth rate improved sequentially over March 2022 when bookings were 11% below March 2021 bookings. In the US & Canada during Q1 and April 2022 we saw fewer hours per DAU relative to the relevant period in 2021 when most users were subject to COVID lockdowns. Generally our bookings are highly correlated with engagement hours.

Bookings, over the same periods as above, grew at 52% leading up to COVID, then 191% (in the first 4 quarters of COVID), and then 20% (in the subsequent four quarters lapping COVID). In the three years between Q1 2019 and Q1 2022, bookings grew by 64% compounded. We are growing in almost every country around the world. This includes countries with relatively higher levels of GDP per capita such as Germany, France, South Korea, and Japan, as well as countries with lower GDP per capita like parts of Latin America, South- east Asia, and Eastern Europe. The percentage of our users over the age of 13 is also growing in all geographies. This is referred to as “aging up.” We believe in the long term, aging up will benefit bookings growth because we expect older users to monetize better than younger users. Since the US is our biggest driver of bookings, it is helpful to expand on some specifics: • In early 2020, prior to COVID, Roblox had approximately 2 million US DAUs in the 9-12 age range who spent nearly 5 million hours per day on the platform. At the time, the 9-12 cohort was the most penetrated and engaged cohort on Roblox. Within a few weeks after COVID, we had 3 million 9-12 year old US DAUs spending over 10 million hours each day. That’s a 33% increase in engagement per user - even as users grew by 50% very quickly - because people were stuck at home. We continue to have approximately 3 million DAUs in the 9-12 age cohort, spending 7 million hours each day following the reopening. The decline in daily engagement relative to peak COVID in this cohort (US 9-12 year olds) is a large contributor to the year over year decline in US bookings in Q1 2022. We don’t believe this cohort is fully penetrated, and we are focused on growing our daily active users (US 9-12 year olds) beyond the level of engagement we hit at the peak of COVID. We have many more users visiting our platform on a monthly basis than we do on a daily basis, and we have seen improvements in user frequency (expressed as either the ratio of DAUs/monthly average users, or the average days out of a week) over the past several years. We are continuing to develop product functionality targeted at increasing our retention and frequency, with the goal that if these improvements are successful we would see continued DAU growth in US 9-12 year olds.

• The trends among the older cohorts in the US are dierent and also bode well for long term growth in bookings. In early 2020 we had roughly 1 million DAUs in the 13-16 cohort spending 2 million hours per day on the platform and 1 million DAUs in the 17-24 cohort spending about 2.3 million hours per day on the platform. By late 2020 these increased to 2 million 13-16 year olds spending over 5 million hours per day and 2.1 million 17-24 year olds spending about 5.5 million hours per day. These cohorts are less penetrated than the 9-12 age group and as these cohorts grow sequentially in users, and spend more time on the platform, we expect their book- ings to grow as well. While COVID and the subsequent re-opening have contributed to slowing growth in several of our metrics, based on third party data we believe we are gaining share on both users and hours relative to certain other companies in gaming and social media that compete for our users’ attention. Expanding Monetization Initiatives For much of our history, monetization has not been the primary goal of our innovative business model. We are now increasing our focus on improving the monetization per hour of time spent on our platform across all age demographics and around the world. As we improve monetization per hour we expect to see additional top line growth. Our dedicated Economy team is focused on three primary areas: discovery, advertising, and UGC catalog. We believe the economic opportunity for immersive co-experience is vast. When people come together in the metaverse, they adopt an identity through a digital avatar, and ultimately do more than simply communicate. In the metaverse users are able to do things together. We believe that while users are engaged on Roblox, their appear- ance and identity, as well as the surrounding environment will come to have as much meaning as they do when people interact in the physical world. As an example, when Gucci built their Gucci Garden experience we saw our users react to virtual digital goods in ways similar to real life. In fact, one of their digital bags traded in the second- ary market on our platform for a price in excess of the actual physical bag upon which it was based.

We have several product innovations under development that we believe will have significant impacts on monetization: Search and Discovery: Historically, we have not used economic signals as consideration for how or what we show to a specific user. We know, for example, that we have a lot of aged up content that monetizes well with older users that doesn’t always appear in our search results for those users. We also know that there are differences in preferences by gender that are not currently considered in our discovery algorithms. We believe that being more sensitive to age, gender, and monetization potential will help to improve booking per hour, and as a result overall bookings. Advertising: More and more developers and brands are looking for ways to drive new users to their experiences and avatar items. We believe a good way to help creators do this is with a sponsored search results and recommendations system on our platform that allows them to showcase their experiences. Consumers are used to search and discovery systems that highlight “sponsored” results side by side with organic search and discovery results. Through this system, developers and brands can directly and efficiently reach our 50M+ DAUs. The system currently under development will allow creators to predictably bid for impressions or visits. For new developers who are launching an experience, this will help kick-start traffic as these new developers try to get to critical mass. This will also allow brands to self-serve traffic to their event or space directly without having to work with Roblox for a dedicated sponsorship. This is a mature and proven model, and we believe it will be a great complement to the organic search and discovery that we already support. Beyond sponsored ads, we are at the beginning stages of developing native and immer- sive advertising in the Roblox metaverse. We envision several new advertising units that we imagine as being complementary to our user experience. These ad units will include ways for brands and developers to bring traffic to their experience, as well as ways for brands to dynamically become part of experiences. We plan to introduce these units in a way that is both consistent with our values as well as conservative with respect to advertising guidelines for younger people around the world, especially for our users below the age of 13.

Fully UGC Catalog: Roblox has a long history of a vibrant avatar item marketplace. We introduced UGC shirts and pants for avatars in 2008 and then followed up with 3D Roblox items, including gear and hats. As we allowed trading of these items, we saw that rare items could become exceedingly valuable. For example, the highly sought after Dominus Aureus crown recently sold for 2.4 million Robux. We are in the midst of transitioning our catalog to being 100% UGC. This will ultimately go beyond clothing and accessories to include avatars themselves. With so much more choice, we expect a higher percentage of our users will be able to find more and more items that they want to purchase. We will soon offer validated accounts for top creators, including brands and influencers, so there will be no confusion as to when a user is visiting a validated place or acquiring validated merchandise. As such, brands will be able to emulate the marketplace dynamics they achieve in the physical world, including limited editions, scarcity, and a healthy resale market. Financial Results and Key Metrics For more information, please refer to our Q1 2022 earnings release and supplemental materials accessible at ir.roblox.com. Revenue in Q1 2022 was $537.1 million, an increase of 39% over Q1 2021. In Q1 of 2022 our estimated user life changed from 23 months to 25 months. Based on the carrying amount of deferred revenue as of December 31, 2021, the change resulted in a decrease of $82.5 million in revenue recognized during the three months ended March 31, 2022. If the estimated user life had not changed, revenue in Q1 2022 would have been $619.6 million, an increase of 60.1% over Q1 2021. Cost of revenue totaled $135.6 million, up 38% year over year. As mentioned above, in Q1 of 2022 we changed our estimated user life from 23 months to 25 months. Based on the carrying amount of deferred cost of revenue as of December 31, 2021, the change resulted in a decrease of $19.6 million in cost of revenue during the three months ended March 31, 2022. If the estimated user life had not changed, cost of revenue would have been $155.2 million, an increase of 59% over Q1 2021.

Personnel costs, excluding stock-based compensation, were $126.7 million, up 42% year over year primarily driven by an increase in headcount. Developer exchange fees were $147.1 million, an increase of 24% over the same quarter last year. Certain infrastructure and trust & safety spending, which excludes personnel costs, stock-based compensation, and depreciation, was $98.0 million, up 53% from Q1 2021. Net loss attributable to common stockholders, which includes a portion of the net loss attributable to our Luobu subsidiary, was $160.2 million, compared to a net loss attributable to common stockholders of $134.2 million last year. Our net losses in Q1 2022 increased over the same period in 2021 due to the higher levels of expense required to support the growth of the business and the fact that we defer a significant amount of revenue to later periods. Since our investment decisions are generally based on levels of non-GAAP bookings, we expect to continue to report net losses for the foreseeable future even as we anticipate generating net cash from operating activities. Daily Active Users: DAUs were 54.1 million in Q1 2022, up 28% from Q1 2021. Approximately 77% of users were from outside of the US and Canada, up from 70% last year. Users over the age of 13 grew 38% year over year and accounted for 52% of total DAUs, up from 49% last year. Hours Engaged: Hours Engaged totaled 11.8 billion in Q1 2022, up 22% from Q1 2021. We generally see similar trends in international and aged up engagement growth as we see in DAU growth. Bookings: Bookings in Q1 2022 were $631.2 million, down 3% from Q1 of 2021. We believe the small year over year decline in bookings is the result of dicult comparisons against Q1 2021 when COVID restrictions were widespread. Adjusted EBITDA and Free Cash Flow: In Q1 2022, adjusted EBITDA was $67.9 million, or 10.8% of bookings. Free cash flow for the quarter was $104.6 million. Both figures were down significantly from Q1 last year because we continued to invest in developer expenses, headcount, and infrastructure, while bookings were essentially flat. Those investment decisions were deliberate and we believe were in the best interest of supporting the long term health and growth of the platform.

Earnings Q&A Session Key Metrics - April 2022 Roblox will host a live Q&A session to answer questions regarding their first quarter 2022 results on Wednesday, May 11, 2022 at 5:30 a.m. Pacific Time. The live webcast and Q&A session will be open to the public at ir.roblox.com and we invite you to join us and to visit our investor relations website at ir.roblox.com to review supplemental information. Turning to the month of April 2022, DAUs were 53.1 million, an increase of 23% over last April. Hours of engagement were 3.8 billion, up 18% over last year. Revenue for April 2022 is estimated to be between $189 million and $192 million, up 30% - 32% over the same month last year. Estimated bookings for April 2022 were between $221 million and $224 million, down 8 - 10% year over year. Estimated average bookings per DAU (ABPDAU) in April 2022 were between $4.16 - $4.22, down 25% - 26% year over year driven primarily by comparisons to peak COVID periods, and significant international expansion. We are in the midst of an uncommon opportunity. What started as early online bulletin boards and games coupled with social and the cloud is morphing into a new form of communication that will ultimately support work, learning, play and entertainment. This new category that we call co-experience (sometimes referred to as the metaverse) will change how we connect with others. We believe the long-term opportunity is potentially larger and more profound than the various innovations we’ve seen in social networking, messaging and video.

Forward-Looking Statements This letter, the live webcast and Q&A session which will be held at 5:30 a.m. Pacific Time on Wednesday, May 11, 2022 contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our business and product strategy and growth plans, our expectation of successfully executing such strategies and plans, our anticipations of certain financial results and our expectations for April financial results and future growth rates. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “expect,” “envision,” “anticipate,” “should,” “believe,” “hope,” “target,” “continue,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could dier materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our Annual Report on Form 10-K filed for the fiscal year ended December 31, 2021 and other filings and reports we make with the SEC from time to time. In particular, the following factors, among others, could cause results to dier materially from those expressed or implied by such forward-looking statements: our ability to successfully execute our business and growth strategy; the suciency of our cash and cash equivalents to meet our liquidity needs; the impact of our senior notes and any future indebtedness on our business, financial condition and results of operations; the demand for our platform in general; our ability to increase our number of new users and revenue generated from users; our ability to retain and expand our user base; the impact on our business of the COVID-19 pandemic restrictions and the easing of those restrictions as vaccinations become more prevalent; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods, including as a result of changes in our accounting estimates; our ability to successfully develop and deploy new technologies to address the needs of our users; our ability to maintain and enhance our brand and reputation; our ability to hire and retain talent; news or social media coverage about Roblox, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information; any breach or access to user or third-party data; and our ability to maintain the security and availability of our platform. Additional information regarding these and other risks and uncertainties that could cause actual results to dier materially from our expectations is included in the reports we have filed or will file with the SEC, including our Annual Report Form on 10-K for the fiscal year ended December 31, 2021. The forward-looking statements included in this press release represent our views as of the date of this letter. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this letter. Past performance is not necessarily indicative of future results.

Non-GAAP Financial Metrics This letter contains the non-GAAP financial measures bookings, free cash flow, and adjusted EBITDA. We use this non-GAAP financial information to evaluate our ongoing operations, for internal planning and forecasting purposes, and ongoing operating trends for purposes of analyzing the covenants specified in the indenture governing our senior notes due 2030. We believe that this non-GAAP financial information may be helpful to investors because it provides consistency and comparability with past financial performance. Bookings is defined as revenue plus the change in deferred revenue during the period and other non-cash adjustments. Bookings is equal to the amount of virtual currency purchased by users in a given period of measurement. We believe bookings provide a timelier indication of trends in our operating results that are not necessarily reflected in our revenue as a result of the fact that we recognize the majority of revenue over the estimated average lifetime of a paying user. The change in deferred revenue constitutes the vast majority of the reconciling dierence from revenue to bookings. By removing these non-cash adjustments, we are able to measure and monitor our business performance based on the timing of actual transactions with our users and the cash that is generated from these transactions. Free cash flow represents the net cash provided by operating activities less purchases of property, equipment, and intangible assets. We believe that free cash flow is a useful indicator of our unit economics and liquidity that provides information to management and investors about the amount of cash generated from our core operations that, after the purchases of property, equipment, and intangible assets, can be used for strategic initiatives, including investing in our business, making strategic acquisitions, and strengthening our balance sheet. Adjusted EBITDA is a measure of operating performance used in certain covenant calculations specified in the indenture governing our senior notes due 2030 that is not calculated in accordance with GAAP and may not conform to the calculation of EBITDA in other circumstances. Adjusted EBITDA should not be considered as a substitute for net loss as determined in accordance with GAAP. We believe that, when considered together with reported amounts, Adjusted EBITDA is useful to investors and management in understanding our ongoing operations and ongoing operating trends for purposes of analyzing the covenants specified in the indenture governing our senior notes due 2030. Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures dierently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial information as a tool for comparison. As a result, our non-GAAP financial information is presented for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for financial information presented in accordance with GAAP. A reconciliation table of the most comparable GAAP financial measure to each non-GAAP financial measure used in this letter is included at the end of this letter. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.

GAAP to Non-GAAP Reconciliation (dollars in thousands) (dollars in thousands) (dollars in thousands) The following table presents a reconciliation of revenue, the most directly comparable financial measure calculated in accordance with GAAP, to bookings, for each of the periods presented: The following table presents a reconciliation of net cash from operating activities, the most directly comparable financial measure calculated in accordance with GAAP, to free cash flow, for each of the periods presented: The following table presents a reconciliation of consolidated net loss, the most directly comparable financial measure calculated in accordance with GAAP, to adjusted EBITDA, for each of the periods presented: